SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2005

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois	1-7807	36-2088911
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 West Avenue B, Hope, Arkansas	71801
(Address of principal executive offices)	(Zip Code)

(870) 777-8821
Registrant's telephone number, including area code

Item 2.02

Results of Operations and Financial Condition.

On May 16, 2005, Champion Parts, Inc., an Illinois corporation, issued a press release announcing its financial results for the first quarter ended April 3, 2005. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 11, 2005, the Board of Directors of Champion Parts, Inc. (the “Company”) was informed by Richard Simmons of his desire to resign as Vice President, Chief Financial Officer and Secretary of the Company, effective immediately. For more information, reference is made to the Company’s press release dated May 16, 2005, a copy of which is attached to this report as Exhibit 99.1 and is furnished herewith.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Number      Description

   99.1

      Press Release dated May 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION PARTS, INC.

Dated: May 16, 2005	/s/ Jerry A. Bragiel
Jerry A. Bragiel President, CEO and Acting Chief Financial Officer